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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each officer and/or director of Evans & Sutherland Computer Corporation whose signature appears below constitutes and appoints James R. Oyler, John T. Lemley, and Gary E. Meredith, or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign in the name on behalf of the undersigned, as a director and/or officer of said corporation, the Annual Report on Form 10K of Evans & Sutherland Computer Corporation for the year ended December 27, 1996, and any and all amendments to such Annual Report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney's-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 27th day of February, 1997.



SIGNATURE                              TITLE                      DATE

/s/ STEWART CARRELL             Chairman of the Board of      February 27, 1997
-------------------------              Directors
    Stewart Carrell


/s/ JAMES R. OYLER              President and Chief           February 27, 1997
-------------------------       Executive Officer
    James R. Oyler              (Principal Executive
                                Officer) and Director

/s/ JOHN T. LEMLEY              Vice President and Chief      February 27, 1997
-------------------------       Financial Officer
    John T. Lemley              (Principal Financial and
                                Accounting Officer)

/s/ GARY E. MEREDITH            Senior Vice President and     February 27, 1997
-------------------------       Secretary
    Gary E. Meredith

/s/ HENRY N. CHRISTIANSEN       Director                      February 27, 1997
-------------------------
    Henry N. Christiansen

/s/ PETER O. CRISP              Director                      February 27, 1997
-------------------------
    Peter O. Crisp

/s/ IVAN E. SUTHERLAND          Director                      February 27, 1997
-------------------------
    Ivan E. Sutherland

/s/ JOHN E. WARNOCK             Director                      February 27, 1997
-------------------------
    John E. Warnock